UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 19, 2005
                                                --------------------------------

                                  SIMCLAR, INC.
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             (Exact name of registrant as specified in its charter)

             Florida                   0-14659             59-1709103
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  (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)           File Number)       Identification No.)


   2230 West 77th Street, Hialeah, Florida                       33016
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (305) 556-9210
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed on May 22, 2005 by Simclar, Inc., (the "Company"), is being filed to amend and restate the prior filing and to include certain historical financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K related to the Company's acquisition of Simclar (North America), Inc. ("SNAI"). The information reported in Item 2.01 below reflects certain changes with respect to financial information of SNAI reported in the original report resulting from completion of an audit of SNAI's financial condition at December 31, 2004, and the results of operations for the year then ended, and the preparation of SNAI's unaudited financial statements for the quarter ending March 31, 2005.

Item 1.01 Entry Into a Material Definitive Agreement.

      The disclosure set forth in Item 2.01 below concerning the Company's acquisition of Simclar (North America), Inc. is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On May 19, 2005, the Company purchased from Simclar Group Limited ("Simclar Group"), the owner of 73.4% of the Company's outstanding common stock, all of the outstanding common shares SNAI, a North Carolina corporation. SNAI is a comprehensive fabricator of sheet metal components and higher level assemblies that operates a 95,000 square foot manufacturing and assembly facility in Winterville, North Carolina. SNAI recorded a net operating loss in 2004 of approximately $1,052,000 ($811,000 excluding restructuring charges) on sales of approximately $5,476,000 (audited).

      The acquisition had an effective date for accounting purposes of May 1, 2005. The purchase price was $37,000, representing the book value of the assets, less liabilities, of SNAI at March 31, 2005. Included in the calculation of net book value is a $4,110,000 liability reflecting an intercompany payable from SNAI to Simclar Group and certain of its subsidiaries. The purchase price was paid by decreasing the outstanding intercompany loan from the Company to Simclar Group by the amount of the purchase price.

      At March 31, 2005, the Company had a net receivable due from Simclar Group and certain of its subsidiaries of approximately $2,572,000, excluding those amounts due from SNAI. This amount included a $1,500,000 demand note payable by Simclar Group, bearing an annual interest rate of LIBOR plus 2.0%, and accumulated interest of approximately $134,000, with net intercompany advances and charges making up the balance. After giving effect to the $37,000 reduction in the receivable from Simclar Group attributable to the purchase price, intercompany transactions between March 31, 2005 and May 1, 2005 of $30,000, and the $3,833,000 payable owed by SNAI to Simclar Group and certain of its subsidiaries at the time of the acquisition, the net intercompany loan amount between the Company (on a consolidated basis, including subsidiaries) and Simclar Group and certain of its subsidiaries as of May 1, 2005 (the effective date of the acquisition) changed from a $2,572,000 receivable to a $1,509,,000 payable. This sum will bear interest at a variable rate equal to LIBOR plus 1.5%. There is no fixed repayment schedule, and this obligation will be repaid in the amounts and at the times agreed between Simclar Group and the Company.

      Simultaneously with the acquisition, the Company entered into an amended pledge agreement with Bank of Scotland, whereby it pledged the stock of SNAI as additional security for its outstanding term and working capital facilities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The disclosure set forth in Item 2.01 above concerning the Company's intercompany loan account with Simclar Group and certain of its subsidiaries is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

      On May 25, 2005, the Company issued a press release announcing the SNAI acquisition. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      See Exhibits 99.2 and 99.3


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(b) Pro forma financial information

      See Exhibit 99.3.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit
Number                                      Exhibit Description

99.1 Press Release, dated May 25, 2005, entitled "Simclar, Inc. Announces Strategic Acquisition."*

99.2 Audited financial statements of Simclar (North America), Inc. as of and for the year ended December 31, 2004, together with Independent Auditors' Report.

99.3 Unaudited condensed financial statements of Simclar (North America), Inc. as of March 31, 2005 and for the three months ended March 31, 2005 and March 31, 2004.

99.4 Unaudited pro forma condensed consolidated financial statements of Simclar, Inc. for the year ended December 31, 2004, and as of and for the three months ended March 31, 2005.


* Previously filed as an exhibit to the Company's Current Report on Form 8-K dated May 22, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Simclar, Inc.



Date: August 4, 2005                 By:
                                         ---------------------------------------
                                         Barry J. Pardon, President


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                       PORTER, WRIGHT, MORRIS & ARTHUR LLP
                              41 South High Street
                              Columbus, Ohio 43215
                            Telephone (614) 227-2000
                               FAX (614) 227-2100

                                 August 3, 2005

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


            Re:    Simclar, Inc.
                   Current Report on Form 8-K/A
                   File No. 0-14659

Ladies and Gentlemen:

      On behalf of Simclar, Inc. (the "Company"), pursuant to Regulation S-T under the Securities Exchange Act of 1934, as amended, one copy of the Company's Current Report on Form 8-K/A is being transmitted herewith.

      Any questions or comments should be directed to the undersigned at (614) 227-2136.


                                     Very truly yours,

                                     /s/ William J. Kelly, Jr.

                                     William J. Kelly, Jr.


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